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EXHIBIT 4.3

                  POLICY MANAGEMENT SYSTEMS CORPORATION
                     401(k) RETIREMENT SAVINGS PLAN


                                Article 1
                              INTRODUCTION

                                Article 2
                               DEFINITIONS

 2.01  Account . . . . . . . . . . . . . . . . . . . . . . . . .2
 2.02  Act . . . . . . . . . . . . . . . . . . . . . . . . . . .2
 2.03  Adjustment. . . . . . . . . . . . . . . . . . . . . . . .2
 2.04  Affiliate . . . . . . . . . . . . . . . . . . . . . . . .2
 2.05  Affiliated Sponsor. . . . . . . . . . . . . . . . . . . .2
 2.06  After-Tax Contributions . . . . . . . . . . . . . . . . .2
 2.07  After-Tax Contribution Account. . . . . . . . . . . . . .2
 2.08  Authorized Leave of Absence . . . . . . . . . . . . . . .3
 2.09  Before-Tax Contribution Account . . . . . . . . . . . . .3
 2.10  Before-Tax Contributions. . . . . . . . . . . . . . . . .3
 2.11  Beneficiary . . . . . . . . . . . . . . . . . . . . . . .3
 2.12  Board . . . . . . . . . . . . . . . . . . . . . . . . . .4
 2.13  Break in Service. . . . . . . . . . . . . . . . . . . . .4
 2.14  Code. . . . . . . . . . . . . . . . . . . . . . . . . . .4
 2.15  Committee . . . . . . . . . . . . . . . . . . . . . . . .4
 2.16  Company . . . . . . . . . . . . . . . . . . . . . . . . .4
 2.17  Compensation. . . . . . . . . . . . . . . . . . . . . . .4
 2.18  Company Stock . . . . . . . . . . . . . . . . . . . . . .5
 2.19  Cost of Living Factor . . . . . . . . . . . . . . . . . .5
 2.20  Credited Service. . . . . . . . . . . . . . . . . . . . .5
 2.21  Distribution. . . . . . . . . . . . . . . . . . . . . . .7
 2.22  Early Retirement Date . . . . . . . . . . . . . . . . . .7
 2.23  Effective Date. . . . . . . . . . . . . . . . . . . . . .7
 2.24  Employee. . . . . . . . . . . . . . . . . . . . . . . . .7
 2.25  Employer. . . . . . . . . . . . . . . . . . . . . . . . .7
 2.26  Employer Contribution . . . . . . . . . . . . . . . . . .7
 2.27  Employer Contribution Account . . . . . . . . . . . . . .7
 2.28  Employer Matching Contribution. . . . . . . . . . . . . .7
 2.29  Entry Date. . . . . . . . . . . . . . . . . . . . . . . .7
 2.30  Fiduciary . . . . . . . . . . . . . . . . . . . . . . . .7
 2.31  Fund. . . . . . . . . . . . . . . . . . . . . . . . . . .8

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 2.32  Hour of Service . . . . . . . . . . . . . . . . . . . . .8


 2.33  Inactive Participant. . . . . . . . . . . . . . . . . . .9
 2.34  Normal Retirement Age . . . . . . . . . . . . . . . . . .9
 2.35  Participant . . . . . . . . . . . . . . . . . . . . . . .9
 2.36  Permanent Disability. . . . . . . . . . . . . . . . . . .9
 2.37  Plan. . . . . . . . . . . . . . . . . . . . . . . . . . .9
 2.38  Plan Administrator. . . . . . . . . . . . . . . . . . . .9
 2.39  Plan Year . . . . . . . . . . . . . . . . . . . . . . . 10
 2.40  Qualified . . . . . . . . . . . . . . . . . . . . . . . 10
 2.41  Qualified Nonelective Contribution. . . . . . . . . . . 10
 2.42  Qualified Nonelective Contribution Account. . . . . . . 10
 2.43  Retirement. . . . . . . . . . . . . . . . . . . . . . . 10
 2.44  Rollover Account. . . . . . . . . . . . . . . . . . . . 10
 2.45  Rollover Contribution . . . . . . . . . . . . . . . . . 10
 2.46  Stock Purchase Plan . . . . . . . . . . . . . . . . . . 10
 2.47  Termination of Employment . . . . . . . . . . . . . . . 10
 2.48  Treasury Regulation . . . . . . . . . . . . . . . . . . 10
 2.49  Trust . . . . . . . . . . . . . . . . . . . . . . . . . 11
 2.50  Trustee . . . . . . . . . . . . . . . . . . . . . . . . 11
 2.51  Valuation Date. . . . . . . . . . . . . . . . . . . . . 11
 2.52  Defined Terms . . . . . . . . . . . . . . . . . . . . . 11


                                Article 3
                              PARTICIPATION

 3.01  Eligibility to Participate. . . . . . . . . . . . . . . 12
 3.02  Participation . . . . . . . . . . . . . . . . . . . . . 12
 3.03  Termination of Participation and Rehire . . . . . . . . 12
 3.04  Not a Contract for Employment . . . . . . . . . . . . . 13


                                Article 4
                              CONTRIBUTIONS

 4.01  Employer Contributions. . . . . . . . . . . . . . . . . 14
 4.02  Requirements for Receiving Employer Matching
         Contributions . . . . . . . . . . . . . . . . . . . . 16
 4.03  Employee Before-Tax Contributions . . . . . . . . . . . 16
 4.04  Change of Before-Tax Contribution Percentage or
         Suspension of Before Tax Contribution . . . . . . . . 16

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 4.05  Elections and Payment of Before-Tax Contributions . . . 17
 4.06  Rollover Contributions. . . . . . . . . . . . . . . . . 18
 4.07  Employee After-Tax Contributions. . . . . . . . . . . . 18
 4.08  Aggregate Limit on Employee Contributions . . . . . . . 19


                                Article 5
                        ACCOUNTS AND ALLOCATIONS

 5.01  Participant Accounts. . . . . . . . . . . . . . . . . . 20
 5.02  Valuation . . . . . . . . . . . . . . . . . . . . . . . 21
 5.03  Value of Account for Purposes of Distribution . . . . . 22
 5.04  Errors. . . . . . . . . . . . . . . . . . . . . . . . . 22
 5.05  Allocations Do Not Affect Vesting . . . . . . . . . . . 22
 5.06  Directed Investments. . . . . . . . . . . . . . . . . . 22
 5.07  Accounts of Inactive Participants and Beneficiaries . . 23


                                Article 6
                        VESTING AND DISTRIBUTIONS

 6.01  Retirement. . . . . . . . . . . . . . . . . . . . . . . 24
 6.02  Permanent Disability. . . . . . . . . . . . . . . . . . 24
 6.03  Death . . . . . . . . . . . . . . . . . . . . . . . . . 24
 6.04  Other Termination of Employment . . . . . . . . . . . . 24
 6.05  Commencement of Distribution. . . . . . . . . . . . . . 25
 6.06  Withdrawal of After-Tax Contributions
        and Certain Employer Contributions . . . . . . . . . . 26
 6.07  Method of Distribution. . . . . . . . . . . . . . . . . 27
 6.08  Disposition of Forfeitures. . . . . . . . . . . . . . . 28
 6.09  Payment to Minors and Incapacitated Persons . . . . . . 28
 6.10  Application for Benefits. . . . . . . . . . . . . . . . 29
 6.11  Distributions Pursuant to
        Qualified Domestic Relations Orders. . . . . . . . . . 29
 6.12  Loans . . . . . . . . . . . . . . . . . . . . . . . . . 29
 6.13  Hardship Withdrawal . . . . . . . . . . . . . . . . . . 30
 6.14  Direct Rollover . . . . . . . . . . . . . . . . . . . . 31

                                Article 7
                       ADMINISTRATION OF THE PLAN

 7.01  Named Fiduciary . . . . . . . . . . . . . . . . . . . . 33
 7.02  Company . . . . . . . . . . . . . . . . . . . . . . . . 33
 7.03  Board of Directors. . . . . . . . . . . . . . . . . . . 33
 7.04  Trustee . . . . . . . . . . . . . . . . . . . . . . . . 33
 7.05  Committee . . . . . . . . . . . . . . . . . . . . . . . 34
 7.06  Committee to Establish Rules and Procedures . . . . . . 35

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 7.07  Standard of Fiduciary Duty. . . . . . . . . . . . . . . 35
 7.08  Claims Procedure. . . . . . . . . . . . . . . . . . . . 36
 7.09  Indemnification of Committee. . . . . . . . . . . . . . 37
 7.10  Payment of Expenses . . . . . . . . . . . . . . . . . . 37
 7.11  Administrative Discretion . . . . . . . . . . . . . . . 37


                                Article 8
                         TRUST FUND AND TRUSTEE

 8.01  General Nature of Trustee's Responsibilities. . . . . . 38
 8.02  Investment Powers . . . . . . . . . . . . . . . . . . . 38
 8.03  Valuation . . . . . . . . . . . . . . . . . . . . . . . 40
 8.04  Other Powers. . . . . . . . . . . . . . . . . . . . . . 40
 8.05  Prohibited Transaction. . . . . . . . . . . . . . . . . 42
 8.06  Administration of the Plan. . . . . . . . . . . . . . . 42
 8.07  Directing the Trustee . . . . . . . . . . . . . . . . . 43
 8.08  Records and Reports . . . . . . . . . . . . . . . . . . 43
 8.09  Notification to Trustee . . . . . . . . . . . . . . . . 44
 8.10  Expenses. . . . . . . . . . . . . . . . . . . . . . . . 44
 8.11  Trustee's Tenure and Succession . . . . . . . . . . . . 45
 8.12  Successor Trustee . . . . . . . . . . . . . . . . . . . 46
 8.13  Bond and Security . . . . . . . . . . . . . . . . . . . 46
 8.14  Commingling . . . . . . . . . . . . . . . . . . . . . . 46


                                Article 9
                        AMENDMENT AND TERMINATION

 9.01  Right to Amend. . . . . . . . . . . . . . . . . . . . . 47
 9.02  Termination and Discontinuance of Contributions . . . . 47
 9.03  IRS Approval of Termination . . . . . . . . . . . . . . 47


                               Article 10
                      SPECIAL DISCRIMINATION RULES

10.01  Definitions . . . . . . . . . . . . . . . . . . . . . . 48
10.02  $7,000 Limit on Before-Tax Contributions. . . . . . . . 51
10.03  Average Actual Deferral Percentage. . . . . . . . . . . 52
10.04  Special Rules For Determining
        Average Actual Deferral Percentage . . . . . . . . . . 54
10.05  Distribution of Excess ADP Deferrals. . . . . . . . . . 54
10.06  Average Actual Contribution Percentage. . . . . . . . . 56

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10.07  Special Rules for Determining
        Average Actual Contribution Percentages. . . . . . . . 57
10.08  Distribution of Excess ACP Contributions. . . . . . . . 58
10.09  Forfeiture of Excess ACP Contributions. . . . . . . . . 58
10.10  Combined ACP and ADP Test . . . . . . . . . . . . . . . 59
10.11  Order of Applying Certain Sections of Article . . . . . 60


                               Article 11
                            MAXIMUM BENEFITS

11.01  General Rule. . . . . . . . . . . . . . . . . . . . . . 61
11.02  Combined Plan Limitations . . . . . . . . . . . . . . . 62
11.03  Definitions . . . . . . . . . . . . . . . . . . . . . . 62


                               Article 12
                             TOP HEAVY RULES

12.01  General . . . . . . . . . . . . . . . . . . . . . . . . 64
12.02  Definitions . . . . . . . . . . . . . . . . . . . . . . 64
12.03  Minimum Benefit . . . . . . . . . . . . . . . . . . . . 65
12.04  Combined Plan Limitations For Top Heavy Years . . . . . 66


                               Article 13
                              MISCELLANEOUS

13.01  Headings. . . . . . . . . . . . . . . . . . . . . . . . 67
13.02  Action by Employer. . . . . . . . . . . . . . . . . . . 67
13.03  Spendthrift Clause. . . . . . . . . . . . . . . . . . . 67
13.04  Discrimination. . . . . . . . . . . . . . . . . . . . . 67
13.05  Release . . . . . . . . . . . . . . . . . . . . . . . . 67
13.06  Compliance with Applicable Laws . . . . . . . . . . . . 68
13.07  Merger. . . . . . . . . . . . . . . . . . . . . . . . . 68
13.08  Governing Law . . . . . . . . . . . . . . . . . . . . . 68
13.09  Unclaimed Benefits. . . . . . . . . . . . . . . . . . . 68

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                               Article 14
               ADOPTION OF THE PLAN BY AFFILIATED SPONSORS

14.01  Adoption Procedure. . . . . . . . . . . . . . . . . . . 69
14.02  No Joint Venture Implied. . . . . . . . . . . . . . . . 69
14.03  Expenses to be Shared . . . . . . . . . . . . . . . . . 69
14.04  Transfer of Members . . . . . . . . . . . . . . . . . . 69
14.05  Withdrawal of Affiliated Sponsor. . . . . . . . . . . . 70
14.06  Treatment of Funds on Withdrawal. . . . . . . . . . . . 70
14.07  Joint Employees . . . . . . . . . . . . . . . . . . . . 70
14.08  Affiliated Sponsors Share of Total Contribution . . . . 70


                               Article 15
                TRANSFER OF STOCK PURCHASE PLAN ACCOUNTS

15.01  Election to Participate in the Plan . . . . . . . . . . 71
15.02  Transfer of Retirement Plan Accounts. . . . . . . . . . 71


                               Article 16
            MERGER OF THE ADVANCES SYSTEMS APPLICATIONS, INC.

16.01  General Provisions. . . . . . . . . . . . . . . . . . . 72
16.02  Transfer of Plan Assets . . . . . . . . . . . . . . . . 72
16.03  Code Section 401(a)(12) . . . . . . . . . . . . . . . . 72
16.04  Segregation of Accounts Transferred . . . . . . . . . . 72
16.05  Method of Distribution. . . . . . . . . . . . . . . . . 73
16.06  Vesting . . . . . . . . . . . . . . . . . . . . . . . . 73
16.07  Outstanding Loans . . . . . . . . . . . . . . . . . . . 73
16.08  Investment of Transferred Assets. . . . . . . . . . . . 74
16.09  Early Retirement. . . . . . . . . . . . . . . . . . . . 74


                               Article 17
                   MERGER OF THE MANDAT COMPUTER CORP.

17.01  General Provisions. . . . . . . . . . . . . . . . . . . 75
17.02  Transfer of Plan Assets . . . . . . . . . . . . . . . . 75
17.03  Code Section 401(a)(12) . . . . . . . . . . . . . . . . 75
17.04  Segregation of Accounts Transferred . . . . . . . . . . 75

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17.05  Method of Distribution. . . . . . . . . . . . . . . . . 76
17.06  Vesting . . . . . . . . . . . . . . . . . . . . . . . . 76
17.07  Outstanding Loans . . . . . . . . . . . . . . . . . . . 76
17.08  Investment of Transferred Assets. . . . . . . . . . . . 77


                               Article 18
                MERGER OF THE STOCK PURCHASE SAVINGS PLAN
               FOR EMPLOYEES OF POLICY MANAGEMENT SYSTEMS
                         WITH AND INTO THE PLAN

18.01  General Provisions. . . . . . . . . . . . . . . . . . . 78
18.02  Transfer of Plan Assets . . . . . . . . . . . . . . . . 78
18.03  Code Section 401(a)(12) Requirements. . . . . . . . . . 78
18.04  Segregation of Accounts Transferred . . . . . . . . . . 79
18.05  Loans . . . . . . . . . . . . . . . . . . . . . . . . . 79

                               Article 19
                  MERGER OF THE CYBERSAVER 401(k) PLAN
                  FOR EMPLOYEES OF CYBERTEK CORPORATION
                         WITH AND INTO THE PLAN

19.01  General Provisions. . . . . . . . . . . . . . . . . . . 80
19.02  Transfer of Plan Assets . . . . . . . . . . . . . . . . 80
19.03  Code Section 401(a)(12) Requirements. . . . . . . . . . 80
19.04  Accounting for Accounts Transferred . . . . . . . . . . 80
19.05  Method of Distribution. . . . . . . . . . . . . . . . . 81
19.06  Normal Retirement Age . . . . . . . . . . . . . . . . . 81
19.07  Vesting . . . . . . . . . . . . . . . . . . . . . . . . 81
19.08  Special Withdrawal after Age 59 1/2 . . . . . . . . . . 82
19.09  Forfeitures . . . . . . . . . . . . . . . . . . . . . . 82
19.10  Investment of Transferred Assets. . . . . . . . . . . . 82


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                               Article 20
      MERGER OF THE PMS, INC. PROFIT SHARING/401(k) PLAN AND TRUST
                         WITH AND INTO THE PLAN

20.01  General Provisions. . . . . . . . . . . . . . . . . . . 83
20.02  Transfer of Plan Assets . . . . . . . . . . . . . . . . 83
20.03  Code Section 401(a)(12) Requirements. . . . . . . . . . 83
20.04  Accounting for Accounts Transferred . . . . . . . . . . 83
20.05  Vesting . . . . . . . . . . . . . . . . . . . . . . . . 84
20.06  Forfeitures . . . . . . . . . . . . . . . . . . . . . . 84
20.07  Investment of Transferred Assets. . . . . . . . . . . . 85
20.08  Outstanding Loans . . . . . . . . . . . . . . . . . . . 85
20.09  Normal Retirement Age . . . . . . . . . . . . . . . . . 85


SCHEDULE A . . . . . . . . . . . . . . . . . . . . . . . . . . 87
SCHEDULE B . . . . . . . . . . . . . . . . . . . . . . . . . . 88